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                                                                      Exhibit 14

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(l) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them a statement on Schedule 13D with respect to the Common Stock, $1.00 par value, of Coca-Cola Bottling Co. Consolidated beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to Amendment No. 7 to such Schedule 13D.

         IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 27th day of September, 2002.

                                 /s/ J. Frank Harrison, III
                                 _______________________________________________
                                 Reid M. Henson
                                 By: J. Frank Harrison, III, as Attorney-in-Fact

                                 /s/ J. Frank Harrison, Jr.
                                 _______________________________________________
                                 J. Frank Harrison, Jr.


                                 /s/ J. Frank Harrison, III
                                 _______________________________________________
                                 J. Frank Harrison, III


                                 J. Frank Harrison Family, LLC

                                 By: /s/ J. Frank Harrison, Jr.
                                 ____________________________________________
                                 Name: J. Frank Harrison, Jr.
                                 Title: Chief Manager


                                 JFH Family Limited Partnership - FH1
                                 By: J. Frank Harrison Family, LLC, its General
                                     Partner

                                 By: /s/ J. Frank Harrison, Jr.
                                 ____________________________________________
                                 Name: J. Frank Harrison, Jr.
                                 Title: Chief Manager


                                 JFH Family Limited Partnership - SW1
                                 By: J. Frank Harrison Family, LLC, its General
                                     Partner

                                 By: /s/ J. Frank Harrison, Jr.
                                 ____________________________________________
                                 Name: J. Frank Harrison, Jr.
                                 Title: Chief Manager


                                 JFH Family Limited Partnership - DH1
                                 By: J. Frank Harrison Family, LLC, its General Partner

                                 By: /s/ J. Frank Harrison, Jr.
                                 ____________________________________________
                                 Name: J. Frank Harrison, Jr.
                                 Title: Chief Manager